Long-term Power Strategy March 2026 NYSE: AESI Exhibit 99.2

Important Disclosures Forward-Looking Statements This Presentation contains “forward-looking statements” of Atlas Energy Solutions Inc. (“Atlas,” the “Company,” “AESI,” “we,” “us” or “our”) within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding: the successful deployment of the equipment purchased under the Global Framework Agreement (“GFA”); the suitability of the equipment purchased for our and our customers’ applications; expected growth and opportunities in our power business and the power market;; expansion and growth of Atlas’s business related to the GFA; our business strategy, industry, future operations and profitability; expected capital expenditures and the impact of such expenditures on our performance; statements about our financial position, production, revenues and losses; our capital programs; expectations regarding the growth of U.S. electricity demand and the demand for distributed power generation; management changes; current and potential future long-term contracts; and our future business and financial performance. Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether our business strategy will achieve its anticipated benefits and projected results within the expected time period or at all; our ability to participate in and execute on opportunities in the private grid power market; the continued growth of demand in the private grid power market; changes in local, state and federal regulations that may impact the private grid power market; unforeseen or unknown liabilities, future capital expenditures and potential litigation; unexpected future capital expenditures; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine, Israel and Hamas, and the United States and Israel and Iran; increasing hostilities and instability in the Middle East; higher than expected costs to operate our proppant production and processing facilities or the Dune Express; the volume of proppant we are able to sell and our ability to enter into supply contracts for our proppant on acceptable terms; the prices we are able to charge, and the margins we are able to realize, from our sales of proppant, logistics services, or mobile power generation; the demand for and price of proppant and power generation, particularly in the Permian Basin; the domestic and foreign supply of and demand for oil and natural gas; the effects of actions by, or disputes among or between, members of OPEC+ with respect to production levels or other matters related to the prices of oil and natural gas; customer concentration, the potential for future consolidation amongst current or potential customers and the possibility that customers may not continue to outsource their power system needs, which could affect demand for our products and services, especially in the power generation industry; inability of our customers to take delivery; any planned or future expansion projects or capital expenditures; inaccuracies in estimates of volumes and qualities of our frac sand reserves; changes in tariffs, trade barriers, price and exchange controls and other regulatory requirements, including such changes that may be implemented by U.S. and foreign governments; volatility in political, legal and regulatory environments;; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K, filed with the SEC on February 24, 2026, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty and do not intend to update any forward-looking statements to reflect events or circumstances after the date of this Presentation. Trademarks and Trade Names The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensor to these trademarks, service marks and trade names. Industry and Market Data This Presentation has been prepared by the Company and includes market data and certain other statistical information from third-party sources, including independent industry publications, government publications, and other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. Some data is also based on our good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these third-party publications. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only; there can be no assurance that such conditions will actually occur. Please also see “Forward-Looking Statements” disclaimer above.

Distributed Power Solutions Enhance Atlas Investment Profile Surging power demand and major interconnection delays make private grids the only viable near-term solution Secured, scarce asset base in a supply constrained market provides a tangible competitive moat Full-service, differentiated model providing integrated end-to-end power solutions that Atlas will design, build, own, and operate Predictable, long-term contracted cash flow generation provides durable returns Platform durability and established balance sheet support growth into the power market Proven execution track record developing large scale capital projects with cost advantaged operations

Atlas is Uniquely Positioned to Serve Private Grid Market

Proven innovator in large-scale infrastructure, Atlas has executed complex, capital-intensive projects integrating engineering, power, automation, and logistics strategically positioning our platform to deliver reliable, long-term power solutions that overcome grid delays and equipment constraints for critical industrial loads

Proven Infrastructure Developer

Delivered ~$500M+ in EPC Projects
as our own general contractor, from design through commissioning and operations

Fully Electrified 42-mile Overland Conveyer,
the Dune Express, successfully executed on time and on budget

Own/Operate >100 MW of Power Infrastructure
including 2 substations supporting ~90 MW of load

Strong Vendor Relationships

Strategic OEM Partnership
with Caterpillar, Inc. (NYSE: CAT) via Global Framework Agreement

~1.6 GW of Power Generation Equipment
secured and reserved through 2030

De-risked Project Execution
with confirmed delivery timelines on high-efficiency, critical equipment

Full Lifecycle Ownership Model

One-Stop Private Power Partner
from initial design/build through ownership, operations, and long-term power delivery

Assume 100% Capital Risk
eliminating customer upfront investment and operational headaches

Deliver Turnkey Simplicity
via in-house engineering, commercial/sales, transaction teams, and trusted EPC partners

Speed, Flexibility, and Reliability

Bridge To Long-Term Power Generator
portfolio enables rapid deployment for immediate needs with a defined transition to long-term power

Scalable, Modular Generators
offers flexibility to support customer growth and long-term reliability

Strong Supply Chain Certainty
provide a clear path to energization, grid independence, resilience, and predictable pricing

Atlas Energy Solutions (NYSE: AESI) | March 2026
4

Essential Partnership – Global Framework Agreement

Agreement with Caterpillar secures ~1.6 GW of critical power generation assets through 2029

- On March 4, 2026, Atlas entered a global framework agreement (“GFA”) to provide incremental power capacity suitable for both long-term and bridge power applications
- This agreement supports Atlas’ core power strategy of connecting private capital to private grid systems, which is dependent upon a secure supply of the right equipment, deployable at the right time

Partnership With CAT

Pricing Discipline
Position for cost-effective procurement of high-demand generation assets via the multi-year framework

Supply Certainty
Facilitate more predictable equipment availability through reserved capacity and monthly demand forecasting

Execution Reliability
Provide flexibility to align deployment with customer timelines using scalable, proven CAT platforms

Power Generation Equipment Secured In GFA



Caterpillar CG3520

Key Highlights
- Fast-response, versatile generator for bridge or long-term applications
- Up to ~2.5 MW per unit
- 45%+ electrical efficiency
- 5% hydrogen blend capable
- Multi-fuel compatible
- Superior reliability and quick starts, strong load pickup, proven uptime

Caterpillar CG-260

Key Highlights
- Built for continuous, reliable stationary power applications
- Up to ~4.0 MW+ per unit
- 44%+ electrical efficiency
- 25% hydrogen blend capable
- Multi-fuel compatible
- ~2.8 GW globally installed capacity



Atlas Energy Solutions (NYSE: AESI) | March 2026 5

Atlas Core Competencies and Power Platform Translates Into Multiple Applications

Atlas is targeting middle-market private power: Industries with manageable scale, extended contract horizons, and economics centered on total cost of ownership and reliability

Summary Target Project Profile

- ~50 MW – 500 MW Project Size Range
- Long-term ~7 – 10+ Year Initial Contract
- Blue-Chip, Creditworthy Counterparty with Opportunities to Expand
- Turnkey Bridge to Long-Term Opportunity
- Economic Viability and Reliability Prioritized

Illustrative Opportunities and Applications (1)



Atlas Generators
DP Box
Construction Site
Temporary Site

Illustrative Bridge Applications (~1 MW – 50 MW+)

- Phased Commissioning / Load Ramping
- Early Operations / Temporary Sites
- Grid Interconnection Delays
- Utility Power Reliability Gaps
- Permitting or Fuel Infrastructure Mismatch

Illustrative Long-Term Power Markets (~50 MW – 500 MW)

- Large Load Industrial
- Data Centers
- Cloud Processing & Chip Testing
- Midstream Gathering & Processing
- Municipality Grid Support
- Desalination Plants



Large Industrial Load
Atlas BTM Power Plant
Data Center Load
Midstream Gathering & Processing
Power Poles
Manufacturing

(1) Illustrative lists are not intended to be exhaustive

Atlas Energy Solutions (NYSE: AESI) | March 2026
6

Private Grid Market Primed for Rapid Growth With Strong Macro Tailwinds

Atlas Energy Solutions

For large, mission-critical power loads, the advantages of private grid over traditional utility are clear:

Grid Interconnection Delays

Utility grid interconnection queues now stretch 5–10 years in many markets. Private grid solutions can be deployed in a fraction of the time, keeping critical projects on schedule

Reliability and Uptime

Public grids face increasing strain from extreme weather, aging infrastructure and unprecedented power demand. Behind-the-meter private grids provide dedicated, controllable power with contracted uptime commitments

Cost Certainty

Transmission fees, demand charges, and volatile rate structures make utility power increasingly expensive for large loads. Private generation delivers predictable and reliable energy

Scalable and Bespoke

Private grid solutions can scale with customer demand from 50 MW to 500+ MW offering flexibility to right-size power needs to meet a specific load profile, redundancy, and reliability

Future Grid Trends

5 – 10Yr
Average grid interconnection wait time in US (1)

$1T+
Estimated grid infrastructure investment needed over the next decade (2)

80GW
Est. additional capacity per year to meet demand over the next 20 years (3)

15% – 40%
Forecasted potential increase in electricity rates by 2030 (4)

U.S. Power Demand 2020 - 2050 (4)


Historical
Projected
Peak Demand (GW)
1800
1600
1400
1200
1000
800
600
400
200
0
2020
2024
2028
2032
2036
2040
2044
2048
U.S. Electricity demand is expected to grow 25% by 2030 and 78% by 2050 from 2023 levels (4)

(1) Source: Energy Markets & Planning Berkeley Lab | (2) Source: BofA Institute | (3) Source: Pew "With U.S. Electricity Demand Set to Skyrocket" | (4) ICF "Fast Forward: Electricity demand expected to grow 25% by 2030"

Atlas Energy Solutions (NYSE: AESI) | March 2026
7

Legacy Moser Business Transformation – Microgrids for O&G Focused on 5 – 10+ Year Contracts Consumption-based model with customization Hybridization of grids – reducing gas consumption Proven relationships with O&G providers New O&G Microgrids

Estimated growth potential based on GFA and illustrative installation schedules Illustrative Power Growth: Deployable MW Forecast Through 2030 (1) (1) Figures assume placed orders for awarded projects are classified as deployed Total MW ~1,625 MW Total Secured CAT Equipment 2H 2026 First Delivery Tranche 2030 Full Build & Deployment Targeted in 2030 ~240 – 260 ~300 ~325 ~350 ~375 ~375 ~590 – 650 ~1,140 – 1,250 ~1,625 ~300 ~565 – 585 ~940 – 1,000 ~1,515 – 1,625 ~2,000

Investor Relations Contact For more information, please visit our website at https://atlas.energy/ IR Contact: Kyle Turlington 5918 W Courtyard Drive, Suite #500; Austin, Texas 78730 (T) 512-220-1200 IR@atlas.energy NYSE: AESI